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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the references to our firm and to the use of or reference to our report effective December 31, 2004 in the Energy Partners, Ltd. Annual Report on Form 10-K for the year ended December 31, 2004.



Houston, Texas                               /s/ Ryder Scott Company, L.P.
Dated: March 10, 2005                        Ryder Scott Company, L.P.